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                                                                   EXHIBIT 23(a)

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation of our report dated February 27, 1998, included herein, into Pennzoil Company's previously filed Registration Statements on Form S-8 Nos. 2-76935, 2-95869, 33-24261, 33-40192, 33-51473, 33-53783, 33-63384, 333-26019, 333-26021, and
333-31257 and on Form S-3 Nos. 33-50029 and 33-50953 and on Form S-4 No.
333-43003.

                                          ARTHUR ANDERSEN LLP

Houston, Texas
March 5, 1998